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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934


Date of Report (Date of earliest event reported)                 April 26, 2004



                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


             Ohio                        1-434                   31-0411980
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 (State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)              File Number)          Identification No.)


One Procter & Gamble Plaza, Cincinnati, Ohio                           45202
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code    (513) 983-1100
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ITEM 9.     REGULATION FD DISCLOSURE

            On April 26, 2004, The Procter & Gamble Company (the "Company") issued a news release announcing the Company has entered into a Domination and Profit Transfer Agreement with Wella AG. The Company is furnishing this 8-K pursuant to Item 9, "Regulation FD Disclosure".


                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE PROCTER & GAMBLE COMPANY


                                      BY:  /S/ CHRIS B. WALTHER
                                           ----------------------------
                                           Chris B. Walther, Assistant Secretary
                                           April 26, 2004



                                    EXHIBITS

99.      News Release by The Procter & Gamble Company dated April 26, 2004.